Exhibit 10.1

1609 W VALLEY BLVD STE 338 ALHAMBRA CA 91803 USA TEL.1-888-988-1333 FAX.1-626-576-1582 WWW.AAGHUS.COM

Supplemental Agreement

Party A: AMERICA GREAT HEALTH (CA)

Add: 1609 W Valley Blvd. STE 338, Alhambra, CA 91803

Chairman of the Board: Mike Qingkun Wang

EIN#: 32-0522173

E-mail: mike@aaghus.com

Party B: WANG'S PROPERTY INVESTMENT & MANAGEMENT LLC

Add: 527 5thStreet Peru IL 61354

President: Da Wang

EIN#: 45-1988266

E-mail: dawang03@yahoo.com

After negotiation between both parties, the following agreement was reached, which is a supplementary agreement to the Assets Acquisition Agreement signed by America Great Health CA and Wang's Property Investment & Management LLC on September 3, 2021.

1.    Party A purchases 19 properties that include 53 units under Party B's name at a price of 7 million U.S. dollars.

2.    Party A does not purchase the equity of Party B. Due diligence on assets, liabilities, contingent liabilities, heavy contracts, litigation, arbitration, etc. will no longer be conducted.

3.    This supplementary agreement is in duplicate, with the same legal effect, and it will become effective after both parties sign it. This agreement contains both Chinese and English bilingual versions. If there is any difference in content, the English version shall be deemed legally binding.

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1609 W VALLEY BLVD STE 338 ALHAMBRA CA 91803 USA TEL.1-888-988-1333 FAX.1-626-576-1582 WWW.AAGHUS.COM

[The following is the signature content]

Party A: America Great Health (CA)	Party B: Wang’s Property Investment & Management LLC
Sign: MIKE QINGKUN WANG	Signatory: Da Wang

Date: 09-09-2021	Date: 09-09-2021

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